                                                                    EXHIBIT 99.5



                    ELECTION FORM AND LETTER OF TRANSMITTAL

                TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF
                     COMMON STOCK, PAR VALUE $0.01 PER SHARE
                    ("WESTERFED COMMON STOCK" OR "SHARES") OF

                         WESTERFED FINANCIAL CORPORATION
      submitted pursuant to an election (an "Election") in connection with the merger with and into

                              GLACIER BANCORP, INC.

   THE INSTRUCTIONS ACCOMPANYING THIS ELECTION FORM AND LETTER OF TRANSMITTAL
             ("ELECTION FORM") SHOULD BE READ CAREFULLY BEFORE THIS
                          ELECTION FORM IS COMPLETED.

                                    ELECTION

        TO MAKE A VALID ELECTION AS DESCRIBED HEREIN, THIS ELECTION FORM OR A NOTICE OF GUARANTEED DELIVERY, PROPERLY COMPLETED AS DESCRIBED HEREIN, MUST ACTUALLY BE RECEIVED BY THE EXCHANGE AGENT BY 5:00 P.M., _____________________ TIME, ON _____________________, 2001 (THE "ELECTION DEADLINE").

        You must elect to receive in exchange for each share of WesterFed Common Stock (as calculated in the merger agreement): (i) Glacier common stock (a "Stock Election"); (ii) cash (a "Cash Election"); or (iii) a combination of Glacier common stock and cash ("Combination Election"). In addition, cash will be paid in lieu of the issuance of any fractional shares. You may elect stock with respect to all of your shares of WesterFed Common Stock, cash with respect to all of your shares of WesterFed Common Stock, or a combination of stock and cash with respect to your shares of WesterFed Common Stock. If you otherwise properly complete and return these materials but make no election with respect to your WesterFed Common Stock or if you do not return properly completed materials by the Election Deadline, you will be deemed to have made a "Non-election." PLEASE NOTE THAT WHILE YOU ARE ENTITLED TO MAKE A STOCK ELECTION, CASH ELECTION OR COMBINATION ELECTION, THE ULTIMATE MIX OF CONSIDERATION THAT YOU RECEIVE WILL VARY BASED UPON THE ELECTIONS OF OTHER SHAREHOLDERS AND FACTORS SET FORTH IN THE MERGER AGREEMENT. SEE THE JOINT PROXY STATEMENT--PROSPECTUS (DEFINED BELOW) FOR A DISCUSSION OF YOUR ELECTION RIGHTS.

        In determining whether to make a Stock Election, a Cash Election, or a Combination Election, stockholders should consult their own financial and tax advisors. NO RECOMMENDATION IS MADE WITH RESPECT TO WHETHER A STOCK ELECTION, CASH ELECTION, OR COMBINATION ELECTION SHOULD BE MADE.

        Nominee record holders, which include any nominee, any trustee or any other person who holds shares of WesterFed Common Stock in any capacity whatsoever on behalf of another person or entity, are directed to Instruction 14.

        For information as to the federal income tax consequences of receiving shares of Glacier Common Stock or cash in exchange for your shares of WesterFed Common Stock, see "Material United States Federal Income Tax Consequences" in the Joint Proxy Statement--Prospectus dated ___________, 2000, which was delivered to you previously (the "Joint Proxy Statement--Prospectus"). You are urged, in addition, to consult with your tax advisor.

        This Election Form should be promptly (i) completed and signed in the space provided below and on the substitute Form W-9 and (ii) mailed or delivered with your certificate(s) representing shares of WesterFed Common Stock to Davidson Trust acting as exchange agent (the "Exchange Agent"), at any of the following addresses:

                               DAVIDSON TRUST CO.

             By Mail:                             By Hand:                     By Overnight Delivery:

--------------------------------     --------------------------------     --------------------------------

--------------------------------     --------------------------------     --------------------------------

--------------------------------     --------------------------------     --------------------------------

  IT IS RECOMMENDED THAT CERTIFICATES AND ELECTION FORMS BE SENT VIA CERTIFIED
          MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED.

-------------------------------------------------------------------------------------------------
                   DESCRIPTION OF SHARES OF WESTERFED COMMON STOCK ENCLOSED*
-------------------------------------------------------------------------------------------------
    NAME EXACTLY AS IT APPEARS ON YOUR STOCK                  CERTIFICATE(S) ENCLOSED
 CERTIFICATE(S) AND ADDRESS OF REGISTERED HOLDER            (PLEASE LIST BELOW--ATTACH
           (PLEASE FILL IN, IF BLANK)                     ADDITIONAL LIST IF NECESSARY).
-------------------------------------------------------------------------------------------------
                                                        CERTIFICATE               NUMBER
                                                         NUMBER(S)               OF SHARES
                                                   ----------------------------------------------

                                                   ----------------------------------------------

                                                   ----------------------------------------------

                                                   ----------------------------------------------

                                                   ----------------------------------------------

                                                   ----------------------------------------------
                                                   Total Number of Shares:
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                             ELECTION
-------------------------------------------------------------------------------------------------
          TOTAL NUMBER                   NUMBER OF STOCK                  NUMBER OF CASH
      OF WESTERFED SHARES                ELECTION SHARES                 ELECTION SHARES
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------

GLACIER RESERVES THE RIGHT TO DEEM THAT YOU HAVE MADE A "NON-ELECTION" IF:

(A)     NO CHOICE IS INDICATED ABOVE;

(B) YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM (INCLUDING SUBMISSION OF YOUR WESTERFED STOCK CERTIFICATES)* OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

(C) A COMPLETED ELECTION FORM (INCLUDING SUBMISSION OF YOUR WESTERFED STOCK CERTIFICATES OR A NOTICE OF GUARANTEED DELIVERY) IS NOT ACTUALLY RECEIVED BY _____________________, 2001, THE ELECTION DEADLINE.

* IF YOUR STOCK CERTIFICATE(S) HAS BEEN EITHER LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT/THEM, CALL __________________________________________ IMMEDIATELY TO RECEIVE
        INSTRUCTIONS REGARDING REPLACEMENT. SEE ALSO INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE ELECTION FORM WITHOUT YOUR WESTERFED STOCK CERTIFICATES ATTACHED HERETO.

-------------------------------------------------------------------------------------------------
BANK HOLDING COMPANY ACT COMPLIANCE INFORMATION                          SHARES OF GLACIER
                                                                            COMMON STOCK
                                                                    -----------------------------
You must enter in the box at the right the number of shares
of Glacier Common Stock beneficially owned by you (prior to
conversion of any WesterFed shares) for purposes of
compliance with the Bank Holding Company Act:
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                      AND ON THE SUBSTITUTE FORM W-9 BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
--------------------------------------------------------------------------------

                             To Davidson Trust Co.:

        In connection with the merger (the "Merger") of WesterFed Financial Corporation ("WesterFed") with and into Glacier Bancorp, Inc. ("Glacier") pursuant to a Plan and Agreement of Merger, dated as of September 20, 2000, as amended, between Glacier and WesterFed (the "Merger Agreement"), the undersigned hereby makes the Election set forth herein and surrenders to you for cancellation, as Exchange Agent, certificates (the "Certificates") representing all of the undersigned's shares of WesterFed Common Stock listed above in exchange for the right to receive for each share of WesterFed Common Stock either: (i) ___________________________ (the "Stock Consideration") or (ii)
$_________________ (the "Cash Consideration"). If you otherwise properly complete and return this Election Form but make no election with respect to your WesterFed Common Stock or if you do not return a properly completed Election Form, you will be deemed to have made a "Non-Election" and you will receive whatever is left after the election of the other holders of WesterFed Common Stock and, to the extent necessary, the application of certain allocation and proration procedures. In addition, it is understood that Glacier will pay cash in lieu of any fractional shares of Glacier Common Stock issued in connection with the Merger.

        The undersigned understands that the Election referred to above and the actual consideration ultimately received by a stockholder of WesterFed is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Joint Proxy Statement--Prospectus delivered to the undersigned previously. Accordingly, no guarantee can be given that the Election of any given stockholder will be honored. The Merger Agreement is included as Appendix A to the Joint Proxy Statement--Prospectus. Extra copies of the Election Form, Notice of Guaranteed Delivery or Joint Proxy Statement--Prospectus may be requested from Davidson Trust, as Exchange Agent, at the addresses or at [____________] shown above. A holder of shares of WesterFed Common Stock should make an Election because shares as to which an Election has been made will be given priority in allocating such consideration over shares as to which an Election is not received. The pro rata selection process to be used by the Exchange Agent will consist of such equitable pro ration processes as shall be determined by the Exchange Agent.

        The undersigned hereby represents and warrants that the undersigned is the registered holder of the above-described WesterFed Common Stock with good title to the above-described WesterFed Common Stock and full power and authority to sell, assign and transfer the above-described WesterFed Common Stock represented by the enclosed Certificate(s), free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such WesterFed Common Stock. The undersigned hereby irrevocably appoints the Exchange Agent as agent of the undersigned to effect the exchange. All authority conferred or agreed to be conferred in this Election Form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned hereby acknowledges that delivery of the Certificates shall be effected, and risk the loss and title to the Certificates shall pass, at the effective time of the Merger (the "Effective Time") with respect to those Certificates properly delivered to the Exchange Agent prior thereto.

        Unless otherwise indicated below under Special Issuance and Payment Instructions, in exchange for the enclosed Certificate(s), the undersigned requests issuance at or after the Effective Date of a certificate representing the appropriate number of shares of the Stock Consideration (which shall include a check for cash in lieu of fractional shares, if any) and/or a check for the Cash Consideration, as the case may be, in the name of the undersigned. Similarly, unless otherwise indicated below under Special Delivery Instructions, please mail such certificate and/or check, as the case may be, to the undersigned at the address shown above. In the event that both the Special Delivery Instructions and the Special Issuance and Payment Instructions are completed, please issue such certificate and/or check, as the case may be, in the name of, and mail such certificate and/or check to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to WesterFed Common Stock for which Special Delivery Instructions and/or Special Issuance and Payment Instructions have been given.

--------------------------------------------------------------------------------
                             IMPORTANT -- SIGN HERE
--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

(Must be signed by registered holder(s) as name(s) appear(s) on stock certificate(s). If signed by an attorney, trustee, executor, administrator, guardian, officer, custodian or other person acting in a representative capacity and the shares submitted herewith are registered in the name of such signatory expressly in such capacity (e.g., John Doe, as Trustee), such capacity should be indicated. (See Instruction 8)

Date                         , 2001
     ------------------------

Name(s)


               --------------------------------------------------

               --------------------------------------------------
                                 (Please Print)


               --------------------------------------------------
                             Capacity, if applicable


               --------------------------------------------------
                     Daytime Area Code and Telephone Number

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SIGNATURE GUARANTEE
     (REQUIRED ONLY IF EITHER "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ARE PROVIDED BELOW. SEE INSTRUCTION 5)

                             Signature(s) Guaranteed


               --------------------------------------------------
           (Name of Firm Providing Signature Guarantee--Please Print)


               --------------------------------------------------
                             (Authorized Signature)

                       Date                         , 2001
                            ------------------------

--------------------------------------------------------------------------------

-----------------------------------------------      --------------------------------------------
         SPECIAL ISSUANCE AND PAYMENT                             SPECIAL DELIVERY
                 INSTRUCTIONS                                       INSTRUCTIONS
         (SEE INSTRUCTIONS 5 AND 10)                         (SEE INSTRUCTIONS 5 AND 10)
-----------------------------------------------      --------------------------------------------
To be completed ONLY if the certificate              To be completed ONLY if the certificate
representing the Stock Consideration, the            representing the Stock Consideration, the
check representing the Cash Consideration,           check representing the Cash Consideration,
and/or cash in lieu of fractional shares, as         and/or cash in lieu of fractional shares,
the case may be, is to be issued in the name         as the case may be, is to be sent to of
someone other than the undersigned.                  someone other than the undersigned or to
                                                     the undersigned at an address other than
ISSUE THE CERTIFICATE REPRESENTING THE STOCK         that shown above.
CONSIDERATION OR THE CHECK REPRESENTING THE          MAIL THE CERTIFICATE REPRESENTING THE
CASH CONSIDERATION, AND/OR CASH IN LIEU OF           STOCK CONSIDERATION OR THE CHECK
FRACTIONAL SHARES TO:                                REPRESENTING THE CASH CONSIDERATION,
                                                     AND/OR CASH IN LIEU OF FRACTIONAL SHARES
                                                     TO:

Name                                                 Name
    ----------------------------------------             ----------------------------------------
               (Please Print)                                       (Please Print)
Address                                              Address
        ------------------------------------                 ------------------------------------

        ------------------------------------                 ------------------------------------

--------------------------------------------         --------------------------------------------
(Tax Identification or Social Security No.)          (Tax Identification or Social Security No.)

-----------------------------------------------      --------------------------------------------

                                  INSTRUCTIONS

        Stockholders of WesterFed will not receive any certificates representing the Stock Consideration or the check representing the Cash Consideration, or the cash in lieu of fractional shares (if any), in exchange for their Certificates representing WesterFed Common Stock, or any dividends payable on such shares of Glacier Common Stock comprising the Stock Consideration, until the Certificates owned by such stockholders are received by the Exchange Agent at the address set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent and after the Effective Time. No interest will accrue on such dividends. If your Certificate(s) is lost, stolen or destroyed, refer to Instruction 12 below.

        You should understand that your Election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Joint Proxy Statement--Prospectus. The Merger Agreement is included as Appendix A to the Joint Proxy Statement--Prospectus. The filing of the Election Form constitutes acknowledgment of receipt of the Joint Proxy Statement--Prospectus.

        1. ELECTION DEADLINE. For any Election contained herein to be considered, this Election Form, properly completed, and the related Certificates representing WesterFed Common Stock must actually be received by the Exchange Agent at the address on the front of this Election Form no later than 5:00 p.m., ____________ Time, on _______________, 2001, the Election Deadline. The Exchange Agent will determine whether any Election Form is received on a timely basis and whether an Election Form has been properly completed. The Exchange Agent may disregard immaterial defects in Election Forms.

        2. REVOCATION OR CHANGE OF ELECTION FORM. Any Election Form may be revoked or changed by written notice from the person submitting such Election Form to the Exchange Agent, but to be effective such notice must actually be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made. The Exchange Agent may disregard immaterial defects with respect to revocations and changes.

        3. ELECTION PROCEDURES. The extent to which your Election will be accommodated will depend upon the respective numbers of Cash Elections, Stock Elections and Non-Elections, and the application of the allocation and proration procedures set forth in the Merger Agreement and described in the Joint Proxy Statement--Prospectus. An WesterFed stockholder who makes an all cash Election may receive some shares of Glacier Common Stock, and an WesterFed stockholder who makes an all stock Election may receive some cash. Thus, an Election made by you may not be honored in certain circumstances. Allocations will be made by the Exchange Agent and will be conclusive and binding on every holder of WesterFed Common Stock.

        4. NO FRACTIONAL INTERESTS. No certificate(s) representing a fraction of a full share of Glacier Common Stock will be issued, and, in lieu thereof, the Exchange Agent will remit, on Glacier's behalf, cash in an amount equal to the product of (i) the fraction of a share of Glacier Common Stock, if any, to which any WesterFed stockholder would otherwise be entitled and (ii) the closing price of Glacier Common Stock on The Nasdaq National Market Quotation System on the effective date of the Merger. No such holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

        5. GUARANTEE OF SIGNATURES. A signature guarantee on this Election Form is required only if the holder has completed either the box entitled "Special Issuance and Payment Instructions" or the box entitled "Special Delivery Instructions" on the Election Form, or both. Such guarantee must be made by an Eligible Institution. Eligible Institutions include: (i) a bank (as defined in
Section 3(a) of the Federal Deposit Insurance Act); (ii) a broker dealer, municipal securities dealer, municipal securities broker, governmental securities dealer or government securities broker, as those terms are defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act");
(iii) a credit union (as defined in Section 19(b)(1)(A) of the Federal Reserve
Act); (iv) a national securities exchange, registered securities association or clearing agency, as those terms are used under the Exchange Act; or (v) a savings association (as defined in Section 3(b) of the Federal Deposit Insurance
Act). Public notaries cannot execute acceptable guarantees of signatures.

        6. DELIVERY OF ELECTION FORM AND CERTIFICATES. This Election Form, properly completed and duly executed, together with the Certificate(s), should be delivered to the Exchange Agent at one of the addresses set forth in this Election Form. Delivery of the Certificates shall be effected, and risk of loss and title to the Certificates shall pass, at the time the Certificates are properly delivered to the Exchange Agent. The method of delivery of

Certificate(s) and all other required documents is at the election and risk of the owner. However, if any Certificate is sent by mail, it is recommended that it be sent by certified mail, appropriately insured, with return receipt requested.

        Any Certificate delivered to the Exchange Agent prior to the Effective Time will be held in escrow by the Exchange Agent until the earlier of (i) authorization by Glacier to pay the Merger consideration to persons who deliver this Election Form and Letter of Transmittal properly completed and duly executed, which will not occur until the Effective Time, (ii) the Merger Agreement is terminated in accordance with its own terms, or (iii) the persons who surrendered Certificate(s) and delivered this Letter of Transmittal properly revoke such surrender of Certificate(s) as described below. If the Merger is terminated, the Exchange Agent will return each Certificate held in escrow to the appropriate person who submitted the Certificates and Election Form and Letter of Transmittal for surrender. If the person who surrendered the Certificates properly revokes such surrender and demands that the Exchange Agent return the Certificate(s) held in escrow, and such demand is made to and received by the Exchange Agent by written notice by the Election Deadline, the Exchange Agent will return the Certificate(s) to the person revoking the surrender of the Shares. Although no longer in possession of the Certificate(s), each registered holder of the Certificates who surrenders Certificate(s) to the Exchange Agent prior to the Effective Time will maintain all other indicia of ownership over those shares, including voting rights and rights to all dividends, until the Effective Time.

        7. INADEQUATE SPACE. If the space provided herein is inadequate, the Certificate numbers and the numbers of shares of WesterFed Common Stock represented thereby should be listed on additional sheets and attached hereto.

        8. SIGNATURES ON ELECTION FORM; REQUIREMENT TO BE A RECORD HOLDER. All signatures must correspond exactly with the name written on the face of the Certificate(s) without alteration, variation or any change whatsoever.

        If any Certificate surrendered hereby is owned of record by two or more joint owners, all such owners must sign this Election Form.

        If any surrendered WesterFed Common Stock is registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Election Forms as there are different registrations of Certificates.

        If you hold Certificates for which you are not the record holder you may not submit an Election. You may, however, want to request the record holder to make an Election on your behalf.

        9. STOCKS TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance or payment of Stock Consideration or Cash Consideration in any name other than that of the record holder, such transferee or assignee must pay such tax to Glacier or must establish to the satisfaction of Glacier that such tax has been paid.

        10. SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS; SPECIAL DELIVERY INSTRUCTIONS. Indicate the name and/or address of the person(s) to whom the Stock Consideration or the check representing the Cash Consideration, or the cash in lieu of fractional shares (if any), is to be issued or sent, if different from the name and/or address of the person(s) signing this Election Form.

        11. SUBSTITUTE FORM W-9. Each surrendering stockholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is a part of this Election Form and to certify whether such stockholder is subject to backup withholding. Failure to provide the information on the form may subject the surrendering stockholder to 31% federal income tax withholding on payments made to such surrendering stockholder with respect to his or her WesterFed Common Stock and on future dividends paid by Glacier. A holder must cross out item (2) in the Certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service that such holder is currently subject to backup withholding. The box in Part 3 of the form should be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter Glacier will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent.

        12. LOST, STOLEN OR DESTROYED CERTIFICATES. If any Stock Certificate has been either lost, stolen or destroyed, unless you take certain actions as advised by the Exchange Agent, you may not make a valid Election. You are urged to call _____________________________________________________________
immediately to receive instructions as to the steps you must take in order to effect a valid Election.

        13. TO EXERCISE RIGHTS IF STOCK CERTIFICATE MIGHT NOT PROPERLY REACH THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE. You may cause a written guarantee substantially in the form enclosed herewith (the "Notice of Guaranteed Delivery") by an Eligible Institution to be received by the Exchange Agent at or prior to the Election Deadline. Such Notice of Guaranteed Delivery must state your name, the number of WesterFed shares represented by your stock Certificate and the Election with respect to such shares, and the Eligible Institution must guarantee the delivery to the Exchange Agent of your stock Certificate(s) within three trading days following the execution of the Notice of Guaranteed Delivery. If this procedure is followed, your Election Form and Letter of Transmittal and your stock Certificate(s) must be received by the Exchange Agent within three trading days following the execution of the Notice of Guaranteed Delivery relating thereto. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Exchange Agent.

        14. HOLDERS WHO ARE NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Each holder of record is entitled to make an Election and submit an Election Form covering all shares of WesterFed Common Stock actually held of record by such holder. Nominee record holders, which includes any nominee, any trustee or any other person that holds shares of WesterFed Common Stock in any capacity whatsoever on behalf of another person or entity, are entitled to make an Election for such nominee record holder as well as an Election on behalf of each beneficial owner of shares of WesterFed Common Stock held through such nominee record holder, but such Elections must be made on one Election Form. Beneficial owners who are not record holders are not entitled to submit Election Forms.

        15. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Election Form, the Notice of Guaranteed Delivery or the Proxy Statement--Prospectus may be obtained by writing to Davidson Trust Co., ________________________________________________________. Attention:
[_____________________, or by telephoning toll-free (800) ____________.]

                            IMPORTANT TAX INFORMATION

        Under federal income tax laws, a holder who receives payments pursuant to the Merger of WesterFed with and into Glacier is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the holder is a business or other entity, such holder's TIN number will be the same as such holder's employer identification number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to the WesterFed Common Stock and payments of dividends on Bay View Common Stock received by such holder in the Merger of WesterFed with and into Glacier may be subject to backup withholding.

        Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

        To prevent backup withholding on payments made with respect to WesterFed Common Stock, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

        The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the holder of the WesterFed Common Stock tendered hereby. If such shares of WesterFed Common Stock are held in more than one name or are not held in the name of the beneficial owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                          PAYER'S NAME: DAVIDSON TRUST

-----------------------------------------------------------------------------------------------
SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN
FORM W-9                     IN THE BOX AT RIGHT AND CERTIFY BY  ------------------------------
(SEE INSTRUCTION 11)         SIGNING AND DATING BELOW.              Social Security Number
                                                                 OR

PLEASE FILL IN YOUR NAME                                         ------------------------------
AND ADDRESS BELOW                                                Employer Identification Number
-----------------------------------------------------------------------------------------------
                             PART 2 -- CERTIFICATION -- UNDER PENALTIES OF     PART 3--
                             PERJURY, I CERTIFY THAT:                          Awaiting TIN [ ]
--------------------------   (1) The number shown on this form is my correct
Name                         Taxpayer Identification Number (or I am  waiting
                             for a number to be issued to me) and
(if joint names, circle the
name of the person or
entity whose name is
entered in part 1)


---------------------------
Address (number and Zip
Code)
                             ------------------------------------------------------------------
                             (2) I am not subject to backup withholding        PART 4--
                             because (a) I am exempt from backup withholding
                             or (b) I have not been not notified by the        Exempt [ ]
                             Internal Revenue Service ("IRS") that I am
                             subject to backup withholding as a result of
                             failure to report all interest or dividends, or
                             (c) the IRS has notified me that I am no longer
                             subject to backup withholding.
                             ------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS-- You must cross out item (2) in Part
                             2 above if you have been notified by the IRS that you are
---------------------------  subject to backup withholding because of under reporting interest
City, State and Zip Code     or dividends on your tax return. However, if after being notified by the IRS that you are no longer subject to backup withholding,
DEPARTMENT OF THE TREASURY   do not cross out item (2). If you are exempt from backup
Internal Revenue Service     withholding, check the box in Part 4 above.



                             SIGNATURE                                          DATE
                                       ---------------------------------------      -----------

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)

-----------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER OF WESTERFED WITH AND INTO GLACIER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or delivery an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                                   Date
          ---------------------------------------------         ----------------

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